SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – May 6, 2005

MELLON FINANCIAL CORPORATION

(Exact name of registrant as specified in charter)

Pennsylvania	1-7410	25-1233834
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Mellon Center 500 Grant Street Pittsburgh, Pennsylvania		15258
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code – (412) 234-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01. FINANCIAL	STATEMENTS AND EXHIBITS

The following exhibit is filed herewith. The exhibit contains information which may be considered to constitute “non-GAAP financial measures” as defined in Item 10 of Regulation S-K. The Registrant’s management believes that the presentation of such information assists investors in comparing period to period changes in revenues, expenses and income and allows investors to more appropriately evaluate the impact of revenues from both taxable and tax-exempt sources.

Exhibit Number	Description

99.1	Mellon Financial Corporation Business Sectors Financial Information and Financial Trends through First Quarter 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON FINANCIAL CORPORATION
Date: May 6, 2005

	By:	/s/ Michael A. Bryson
Michael A. Bryson
Chief Financial Officer

EXHIBIT INDEX

Number	Description	Method of Filing
99.1	Mellon Financial Corporation Business Sectors Financial Information and Financial Trends through First Quarter 2005.	Filed herewith